                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 5(a)

AIG SUNAMERICA                     NEW BUSINESS DOCUMENTS                      Overnight With Checks
LIFE ASSURANCE COMPANY             With Checks: P.O. Box 100330                BONPC
1 SunAmerica Center                Pasadena, CA 91189-0001                     1111 Arroyo Parkway, Suite 150
Los Angeles, CA 90067-6022         Without Checks: P.O. Box 54299              Lock Box 10330
                                   Los Angeles, CA 90054-0299                  Pasadena, CA 91105

                                                      Domiciliary State: Arizona

[DEFERRED ANNUITY APPLICATION/ENROLLMENT FORM]                  ASA-545-2 (8/07)

Please print or type. [Arrows indicate [Sections/Fields] where completion is required to issue the Contract/Certificate.]

A. OWNER/PARTICIPANT

   DOE                                JOHN
--------------------------------------------------------------------------------
Last Name                          First Name                     Middle Initial

111 Any Street             Any City                 Any                  000000
--------------------------------------------------------------------------------
Street Address               City                  State                Zip Code

Mo. 1 Day 1 Year 1972 [x] M [ ] F 111-11-1111   (310) 772-6209
--------------------- ----------- -----------   --------------    --------------
Date Of Birth         Sex         SSN or TIN    Telephone Number  E-mail Address

JOINT OWNER/PARTICIPANT (If Applicable):
          N/A
--------------------------------------------------------------------------------
Last Name                               First Name                Middle Initial


Mo. Day Year    [ ] M [ ] F
--------------------------------------------------------------------------------
Date of Birth   Sex          SSN or TIN        Relationship to Owner/Participant

----------------
Telephone Number

B. ANNUITANT (Complete only if different from Owner/Participant)

--------------------------------------------------------------------------------
Last Name                          First Name                     Middle Initial

--------------------------------------------------------------------------------
Street Address               City                  State                Zip Code


Mo.   Day   Year      [ ] M [ ] F               (   )
----------------      ----------- -----------   ----------------  --------------
Date Of Birth         Sex         SSN or TIN    Telephone Number  E-mail Address

JOINT ANNUITANT If Applicable):
                                ------------------------------------------------
                                Last Name         First Name      Middle Initial

Mo.   Day   Year        [ ] M [ ] F                          (   )
----------------       -----------         -----------       ----------------
Date Of Birth           Sex                SSN or TIN        Telephone Number

C. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)

[x] Primary             DOE                   JANE
           ---------------------------------------------------------------------
           Last Name                       First Name                 M I

                           Mo. 1 Day 1 Year 1973         Spouse          100%
                           --------------------------  ------------   ----------
                           Date of Birth               Relationship   Percentage

[ ] Primary [ ] Contingent
                           --------------------------  ------------   ----------
                           Last Name  First Name  M I  Relationship   Percentage

[ ] Primary [ ] Contingent
                           --------------------------  ------------   ----------
                           Last Name  First Name  M I  Relationship   Percentage

D. TYPE OF CONTRACT/CERTIFICATE (If this is a transfer or 1035 Exchange, please complete form [SA2500RL] and submit it with this Application/Enrollment form)

QUALIFIED PLAN MINIMUM [$25,000]        PLEASE INDICATE SPECIFIC QUALIFIED PLAN
                                        TYPE BELOW:

[ ] IRA (tax year          )  [ ] IRA TRANSFER   [ ] IRA ROLLOVER   [ ] ROTH IRA
                  ---------
[ ] 401(K)     [ ] 457    [ ] KEOGH    [ ] SEP   [ ] TSA    [ ] Other

[x] NON-QUALIFIED PLAN MINIMUM [$25,000]

[ ] Check included with this Application/Enrollment form for $ 25,000.00
                                                               ----------------
ASA-545-2 (8/07) 1

E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 30 days after the Contract/Certificate Date. Maximum annuitization age is the later of the Owner's/Participant's [95th birthday or 10 years] after the Contract/Certificate Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified Contracts/Certificates.

Month 4         Day 1      Year 2013
-------------------------------------------

F. OPTIONAL ELECTIONS Once elected by the Owner/Participant, optional benefits may not be changed or terminated (with the exception of MarketLock elections). See your registered representative and/or the prospectus for information about optional elections including availability and the maximum issue age.

LIVING BENEFIT ELECTIONS:

  [ ] MARKETLOCK FOR LIFE PLUS (GMWB MAV BONUS). If elected, you must choose from the appropriate investment options under section [J]. Additionally, quarterly automatic asset rebalancing will occur. You must indicate the number of covered persons by selecting Single Life or Joint Life below.

         [ ] Single Life (1 covered person)

         [ ] Joint Life (2 covered persons) (If Joint Life is elected, you must complete the Spousal Beneficiary Information below.)

SPOUSAL BENEFICIARY INFORMATION

         Mo. Day Year
------   -------------     ----------------    ---------------------------------
Name     Date of Birth     Soc. Sec. Number    Relationship to Owner/Participant

DEATH BENEFIT ELECTIONS

  If no Optional Death Benefit is elected, your beneficiary(ies) will receive the default Standard Death Benefit in the Contract/Certificate. Only one Death Benefit option may be elected.

[ ] PURCHASE PAYMENT ACCUMULATION               [ ] MAXIMUM ANNIVERSARY VALUE

G. SPECIAL FEATURES (OPTIONAL)

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number [SA-5550SW] with this Application/Enrollment Form.

[ ] AUTOMATIC ASSET REBALANCING: (NOTE: IF MARKETLOCK FOR LIFE PLUS IS ELECTED, AUTOMATIC QUARTERLY ASSET REBALANCING WILL OCCUR EVEN IF THIS SPECIAL FEATURE IS NOT ELECTED.) I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:

     (Select only one)           Quarterly         Semiannually         Annually
                      ----------          ---------             --------

H. TELEPHONE / INTERNET TRANSFERS AUTHORIZATION

I [ ] DO [x] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or Internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)

I [ ] DO [x] DO NOT authorize Internet transfers, if available, subject to the conditions set forth below. I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Contract/Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail?

[ ] YES [x] NO If YES, You MUST indicate Your e-mail Address in the space provided on page 1.

I. ADDITIONAL INSTRUCTIONS ( Additional Beneficiaries, Transfer Company Information; etc.)

ASA-545-2 (8/07)

J. INVESTMENT AND DCA INSTRUCTIONS--DO NOT USE IF ELECTING MARKETLOCK FOR LIFE PLUS

NOTE: IF YOU ELECTED MARKETLOCK FOR LIFE PLUS, GO TO THE NEXT PAGE TO PROVIDE YOUR INVESTMENT INSTRUCTIONS.

HOW TO COMPLETE THIS SECTION:

- Follow the steps below for INVESTING USING AUTOMATIC DOLLAR COST AVERAGING and INVESTMENT INSTRUCTIONS.

-     Use only whole percentages; totals must equal 100%.

STEP 1:  INVESTING USING AUTOMATIC DOLLAR COST AVERAGING (DCA)

If you want to systematically invest using DCA, complete DCA Account Payment Instructions below and use the Investment Instructions section to provide us with your Target DCA Instructions. IF YOU DO NOT WANT TO INVEST USING DCA, skip to Step 2: Investment Instructions.

DCA ACCOUNT PAYMENT INSTRUCTIONS

Indicate in whole percentages your DCA Account payment allocation below, and then proceed to Step 2: Investment Instructions, where you must indicate your Target DCA Instructions. DCA Program will begin 30 days from the date of deposit. The minimum transfer amount is $100 monthly. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

          ______% 6-Month DCA Account       ______% 1-Year DCA Account

STEP 2:  INVESTMENT INSTRUCTIONS (USE ONLY WHOLE PERCENTAGES)

Please tell us how you would like to invest. PAYMENT ALLOCATION PERCENTAGES MUST TOTAL 100%. If you selected a DCA Account above, please provide Target DCA Instructions below. TARGET DCA INSTRUCTIONS MUST ALSO TOTAL 100%.
                                                                            |
                                                                            |
                                                                            V

                                                        PAYMENT          TARGET
                                                        ALLOCATION        DCA
                                                        ----------        ---
FIXED ACCOUNT OPTION
Fixed Account cannot be used as a target account
in a DCA Program.

1-Year Fixed Account                                             %        N/A
                                                        ---------
VARIABLE INVESTMENT OPTIONS
Aggressive Growth (AIGSA)                                        %             %
                                                        ---------        ------
Alliance Growth                                                  %             %
                                                        ---------        ------
American Funds Asset Allocation SAST                             %             %
                                                        ---------        ------
American Funds Global Growth SAST                                %             %
                                                        ---------        ------
American Funds Growth SAST                                       %             %
                                                        ---------        ------
American Funds Growth-Income SAST                                %             %
                                                        ---------        ------
Asset Allocation (EAM)                                           %             %
                                                        ---------        ------
Balanced (JPM)                                                   %             %
                                                        ---------        ------
Blue Chip Growth (AIGSA)                                         %             %
                                                        ---------        ------
Capital Appreciation (WMC)                                       %             %
                                                        ---------        ------
Capital Growth (OFI)                                             %             %
                                                        ---------        ------
Cash Management (Columbia)                                       %             %
                                                        ---------        ------
Corporate Bond (Federated)                                       %             %
                                                        ---------        ------
Davis Venture Value                                              %             %
                                                        ---------        ------
"Dogs" of Wall Street (AIGSA)                                    %             %
                                                        ---------        ------
Emerging Markets (Putnam)                                        %             %
                                                        ---------        ------
Equity Opportunities (OFI)                                       %             %
                                                        ---------        ------
Foreign Value (Templeton)                                        %             %
                                                        ---------        ------
Fundamental Growth (Wells)                                       %             %
                                                        ---------        ------
Global Bond (GSAMI)                                              %             %
                                                        ---------        ------
Global Equities (JPM)                                            %             %
                                                        ---------        ------

                                                         PAYMENT          TARGET DCA
                                                        ALLOCATION       INSTRUCTIONS
                                                        ----------       ------------
VARIABLE INVESTMENT OPTIONS (CON'T)
Government & Quality Bond (WMC)                                  %                  %
                                                        ---------        -----------
Growth (WMC)                                                     %                  %
                                                        ---------        -----------
Growth Opportunities (VK)                                        %                  %
                                                        ---------        -----------
Growth-Income (AB)                                               %                  %
                                                        ---------        -----------
High-Yield Bond (AIGSA)                                          %                  %
                                                        ---------        -----------
International Diversified Equities (VK)                          %                  %
                                                        ---------        -----------
International Growth and Income (Putnam)                         %                  %
                                                        ---------        -----------
Lord Abbett Growth and Income                                    %                  %
                                                        ---------        -----------
Marsico Focused Growth                                           %                  %
                                                        ---------        -----------
MFS Massachusetts Investors Trust                                %                  %
                                                        ---------        -----------
MFS Total Return                                                 %                  %
                                                        ---------        -----------
Mid-Cap Growth (JPM)                                             %                  %
                                                        ---------        -----------
Natural Resources (WMC)                                          %                  %
                                                        ---------        -----------
Real Estate (Davis)                                              %                  %
                                                        ---------        -----------
Small & Mid Cap Value (AB)                                       %                  %
                                                        ---------        -----------
Small Company Value (Franklin)                                   %                  %
                                                        ---------        -----------
Technology (Columbia)                                            %                  %
                                                        ---------        -----------
Telecom Utility (MFS)                                            %                  %
                                                        ---------        -----------
Van Kampen LIT Comstock                                          %                  %
                                                        ---------        -----------
Van Kampen LIT Growth and Income                                 %                  %
                                                        ---------        -----------
Van Kampen LIT Strategic Growth                                  %                  %
                                                        ---------        -----------
Worldwide High Income (VK)                                       %                  %

PORTFOLIO ALLOCATOR MODELS: Select Only ONE Model

Model 1  / \  Lower                                              %                  %
                                                        ---------        -----------
Model 2   |                                                      %                  %
                                                        ---------        -----------
Model 3   |  Risk and Reward Potential                           %                  %
                                                        ---------        -----------
Model 4  \ / Higher                                              %                  %
                                                        ---------        -----------

        DO NOT USE THIS PAGE IF YOU ARE ELECTING MARKETLOCK FOR LIFE PLUS

MARKETLOCK FOR LIFE PLUS INVESTMENT, DCA & AUTO REBALANCE INSTRUCTIONS

NOTE: IF YOU ARE NOT ELECTING MARKETLOCK FOR LIFE PLUS, USE THE PREVIOUS PAGE TO PROVIDE YOUR INVESTMENT INSTRUCTIONS.

HOW TO COMPLETE THIS SECTION:

- Before finalizing payment instructions, please review the requirements for Groups A, B and C below and refer to the "MarketLock For Life Plus Election Guide" included in this package

-     Follow the steps below for INVESTING USING DCA and INVESTMENT INSTRUCTIONS

- Automatic Asset Rebalancing is required. If you provide instructions under the Auto Asset Rebalance column, we will use them to set up your program. If you do not provide instructions, we will use your Payment Allocation instructions or Target DCA instructions to set up your program, as described in the prospectus and in the "MarketLock For Life Plus Election Guide."

STEP 1: INVESTING USING DCA

IF YOU WANT TO SYSTEMATICALLY INVEST USING AUTOMATIC DOLLAR COST AVERAGING
(DCA), complete the DCA Account Payment Instructions below and use the Investment Instructions section to provide us with your Target DCA Instructions. IF YOU DO NOT WANT TO INVEST USING DCA, skip to Step 2: Investment Instructions.

DCA ACCOUNT PAYMENT INSTRUCTIONS
Indicate in whole percentages your DCA Account payment allocation below, and then proceed to Step 2: Investment Instructions, where you must indicate your Target DCA Instructions. DCA Payment Allocations count toward the Group A investment requirements.

         ______% 6-MONTH DCA ACCOUNT         ______% 1-YEAR DCA ACCOUNT

If using Option 2: please transfer the total above for DCA Accounts to the Group A box below.

DCA Program will begin 30 days from date of deposit. The minimum transfer amount is $100 monthly. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

IF YOU INVEST 100% IN A DCA ACCOUNT, UNLESS YOU INSTRUCT OTHERWISE, WE WILL USE YOUR TARGET DCA INSTRUCTIONS FOR YOUR AUTO ASSET REBALANCE INSTRUCTIONS.

STEP 2: INVESTMENT INSTRUCTIONS (USE ONLY WHOLE PERCENTAGES)

You can meet the investment requirements for MarketLock For Life Plus by using OPTION 1 below and investing 100% in any one of the available Portfolio Allocator Models (1, 2 or 3) OR by using OPTION 2 and building your own investment portfolio that meets the requirements.

OPTION 1: USE A PORTFOLIO ALLOCATOR MODEL

Indicate the Model below that will be used for your investment (choose one)

            [ ] MODEL 1           [ ] MODEL 2          [ ] MODEL 3
            ------------------------------------------------------
            Lower          Risk & Reward Potential          Higher

The model selected above will be used as the Payment Allocation, Target DCA instructions (if you've selected a DCA account above) and/or Auto Asset Rebalance instructions.

                                       OR

OPTION 2: BUILD YOUR OWN INVESTMENT PORTFOLIO

GROUP A: TOTAL MUST BE AT LEAST 20%

                                           PAYMENT        TARGET DCA       AUTO ASSET
                                           ALLOCATION     INSTRUCTIONS     REBALANCE
                                           ----------     ------------     ---------
TOTAL FROM DCA ALLOCATION ABOVE                     %          N/A            N/A
                                           ---------
1-Year Fixed Account                                %          N/A                  %
                                           ---------                       ---------
Cash Management (Columbia)                          %                %              %
                                           ---------      -----------      ---------
Corporate Bond (Federated)                          %                %              %
                                           ---------      -----------      ---------
Global Bond (GSAMI)                                 %                %              %
                                           ---------      -----------      ---------
Government & Quality Bond (WMC)                     %                %              %
                                           =========      ===========      =========
TOTAL MUST BE AT LEAST 20%                          %                %              %
                                           ---------      -----------      ---------

If using DCA accounts, you must have at least 20% in your Auto Asset Rebalance instructions.

GROUP B - IF USING THIS GROUP, TOTAL MAY NOT EXCEED 80%

                                           PAYMENT        TARGET DCA       AUTO ASSET
                                           ALLOCATION     INSTRUCTIONS     REBALANCE
                                           ----------     ------------     ---------
Aggressive Growth (AIGSA)                          %               %              %
                                           ---------      ---------        -------
Alliance Growth                                    %               %              %
                                           ---------      ---------        -------
American Funds Asset Allocation SAST               %               %              %
                                           ---------      ---------        -------
American Funds Global Growth SAST                  %               %              %
                                           ---------      ---------        -------
American Funds Growth SAST                         %               %              %
                                           ---------      ---------        -------
American Funds Growth-Income SAST                  %               %              %
                                           ---------      ---------        -------
Asset Allocation (EAM)                             %               %              %
                                           ---------      ---------        -------
Balanced (JPM)                                     %               %              %
                                           ---------      ---------        -------
Blue Chip Growth (AIGSA)                           %               %              %
                                           ---------      ---------        -------
Capital Appreciation (WMC)                         %               %              %
                                           ---------      ---------        -------
Davis Venture Value                                %               %              %
                                           ---------      ---------        -------
"Dogs" of Wall Street (AIGSA)                      %               %              %
                                           ---------      ---------        -------
Equity Opportunities (OFI)                         %               %              %
                                           ---------      ---------        -------
Foreign Value (Templeton)                          %               %              %
                                           ---------      ---------        -------
Fundamental Growth (Wells)                         %               %              %
                                           ---------      ---------        -------
Global Equities (JPM)                              %               %              %
                                           ---------      ---------        -------
Growth (WMC)                                       %               %              %
                                           ---------      ---------        -------
Growth-Income (AB)                                 %               %              %
                                           ---------      ---------        -------
High-Yield Bond (AIGSA)                            %               %              %
                                           ---------      ---------        -------
International Diversified Equities (VK)            %               %              %
                                           ---------      ---------        -------
International Growth and Income (Putnam)           %               %              %
                                           ---------      ---------        -------
Lord Abbett Growth and Income                      %               %              %
                                           ---------      ---------        -------
Marsico Focused Growth                             %               %              %
                                           ---------      ---------        -------
MFS Massachusetts Investors Trust                  %               %              %
                                           ---------      ---------        -------
MFS Total Return                                   %               %              %
                                           ---------      ---------        -------
Small & Mid Cap Value (AB)                         %               %              %
                                           ---------      ---------        -------
Telecom Utility (MFS)                              %               %              %
                                           ---------      ---------        -------
Van Kampen LIT Comstock                            %               %              %
                                           ---------      ---------        -------
Van Kampen LIT Growth and Income                   %               %              %
                                           ---------      ---------        -------
Van Kampen LIT Strategic Growth                    %               %              %
                                           ---------      ---------        -------
Worldwide High Income (VK)                         %               %              %
                                           =========      =========        =======
TOTAL MAY NOT EXCEED 80%                           %               %              %
                                           ---------      ---------        -------

GROUP C - IF USING THIS GROUP, TOTAL MAY NOT EXCEED 20%

                                           PAYMENT        TARGET DCA       AUTO ASSET
                                           ALLOCATION     INSTRUCTIONS     REBALANCE
                                           ----------     ------------     ---------
                                                   %               %              %
                                           ---------      ---------        -------
Capital Growth (OFI)                               %               %              %
                                           ---------      ---------        -------
Emerging Markets (Putnam)                          %               %              %
                                           ---------      ---------        -------
Growth Opportunities (VK)                          %               %              %
                                           ---------      ---------        -------
Mid-Cap Growth (JPM)                               %               %              %
                                           ---------      ---------        -------
Natural Resources (WMC)                            %               %              %
                                           ---------      ---------        -------
Real Estate (Davis)                                %               %              %
                                           ---------      ---------        -------
Small Company Value (Franklin)                     %               %              %
                                           ---------      ---------        -------
Technology (Columbia)                              %               %              %
                                           =========      =========        =======
TOTAL MAY NOT EXCEED 20%                           %               %              %
                                           ---------      ---------        -------

           USE THIS PAGE IF YOU ARE ELECTING MARKETLOCK FOR LIFE PLUS

K. DISCLOSURE NOTICES

The following Fraud Warning applies except the states noted below:

FRAUD WARNING: Any person, who with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity Contract for which you are applying. If for any reason you are not satisfied with the Contract, You may return the Contract within ten days (30 days if You are age 65 or older) after you receive it. If the Contract You are applying for is a variable annuity, You will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the Contract and (2) the Contract Value on the date the returned contract is received by our company or agent. Upon such refund, the Contract will be void.

FOR APPLICANTS IN ARKANSAS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.

FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

FOR APPLICANTS IN THE DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.

FOR APPLICANTS IN MAINE, TENNESSEE, VIRGINIA AND WASHINGTON: FRAUD WARNING:
It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any Person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN NEW MEXICO: FRAUD WARNING: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to civil fines and criminal penalties.

FOR APPLICANTS IN OHIO: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing any false, incomplete or misleading information is guilty of insurance fraud.

FOR APPLICANTS IN OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

FOR APPLICANTS IN PENNSYLVANIA: FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.


ASA-545-2 (8/07)                        5

L. STATEMENT OF OWNER/PARTICIPANT

 Do you have any existing life insurance or annuity contracts? ___ Yes _X__No If yes, will this Contract/Certificate replace an existing life insurance or annuity contract? [ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)



_________________________ ____________________ $___________________________
 Company Name              Contract Number       Estimated Transfer Amount

 MY ANSWERS TO THE ABOVE QUESTIONS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. I AGREE THAT THIS APPLICATION/ENROLLMENT FORM SHALL BE A PART OF ANY CONTRACT/CERTIFICATE ISSUED BY THE COMPANY. FURTHER,

   - I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE APPLICABLE UNDERLYING FUNDS OF THE TRUSTS. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

   - AFTER CONSULTING WITH MY REGISTERED REPRESENTATIVE AND REVIEWING THE PROSPECTUSES, I CONFIRM THAT THIS VARIABLE ANNUITY IS SUITABLE FOR MY OBJECTIVES AND NEEDS.

   - I UNDERSTAND THAT ALL PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT/CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS OR SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT BY THE COMPANY, THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT; ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE.

   - IF I AM FUNDING A TAX QUALIFIED RETIREMENT PLAN WITH THIS ANNUITY, I UNDERSTAND THAT THE ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT BEYOND THAT WHICH I ALREADY HAVE UNDER MY PLAN.

   - I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH MANAGEMENT PORTFOLIO/SUBACCOUNT UNTIL THE END OF THE RIGHT TO EXAMINE OR RIGHT TO CANCEL PERIOD.

 Signed at   Any                                7/1/07
           --------------------------------   ----------------------------------
           City                     State         Date

------------------------------                    ------------------------------
Owner's/Participant's Signature                   Joint Owner's/Participant's
                                                  Signature (If Applicable)

M. LICENSED / AGENT/REGISTERED REPRESENTATIVE INFORMATION

 Does the applicant have existing life insurance or annuity contracts?
 [ ] Yes [X] No If yes, will this Contract/Certificate replace an existing life insurance or annuity contract? [ ] Yes [ ] No (If yes, please attach transfer forms and replacement forms.)

                                        Joe Agent           000-00-0000
-------------------------------------   ---------------     -------------------
Registered Representative's Signature   Printed Name of     Soc. Sec. No. (1st 5
                                        Registered          Digits ONLY)
                                        Representative

 123 Any Street           Anycity            Any           00000
--------------------------------------------------------------------------------
Representative's Street Address   City            State               Zip

ABC Firm            (310) 772-6000    12345             Jagent@A.com
------------------  ----------------  --------------    -----------------------
Broker/Dealer Firm  Representative's  Licensed Agent    Representative's Email
Name                Phone  Number     ID Number         Address

 [[ ] Option 1 [ ] Option 2 [ ] Option 3 [ ] Option 4 [ ] Option 5 (Check your home office for availability)]

-------------------------------------------------------------------------------
For Office Use Only
-------------------------------------------------------------------------------


ASA-545-2 (8/07)                        6